UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)	February 22, 2018

TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 400, Wayne, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(610) 225-6800

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On February 22, 2018, Teleflex Incorporated (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the quarter and year ended December 31, 2017. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report.
In addition to the financial information included in the Press Release that has been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), the Press Release includes certain non-GAAP financial measures. These measures include adjusted diluted earnings per share and constant currency revenue growth. Adjusted diluted earnings per share is based upon diluted earnings per share available to common stockholders, the most directly comparable GAAP measure, adjusted to exclude, depending on the period presented, the impact (net of tax) of (i) restructuring, restructuring related and impairment items; (ii) acquisition, integration and divestiture related items; (iii) other items identified in note (C) to the reconciliation tables set forth in the Press Release; (iv) amortization of debt discount on convertible notes; (v) intangible amortization expense; (vi) loss on extinguishment of debt and (vii) tax adjustments. Management does not believe that any of the excluded items are indicative of our underlying core performance or business trends. In addition, the calculation of the weighted average number of diluted shares within adjusted earnings per share gives effect to the anti-dilutive impact of shares due to the Company under its previously outstanding convertible note hedge agreements. The convertible note hedge agreements reduced the potential economic dilution that otherwise would have occurred upon conversion of the Company’s senior subordinated convertible notes (under GAAP, the anti-dilutive impact of the convertible note hedge agreements was not reflected in the weighted average number of diluted shares). We believe that an adjustment to show the anti-dilutive effect of the convertible note hedge agreements provides supplemental information that can be useful to investors in assessing the computation of diluted earnings per share. Constant currency revenue growth is based upon net revenues, adjusted to eliminate the impact of translating the results of international subsidiaries at different currency exchange rates from period to period. The impact of changes in foreign currency may vary significantly from period to period, and generally are outside of the control of our management. We believe that this measure facilitates a comparison of our operating performance exclusive of fluctuations that do not reflect our underlying performance or business trends.
Management uses these non-GAAP financial measures to assess the Company's financial performance, make operating decisions, allocate financial resources, provide guidance on possible future results, and assist in its evaluation of period-to-period and peer comparisons. The non-GAAP measures may be useful to investors because they provide insight into management’s assessment of our business, and provide supplemental information pertinent to a comparison of period-to-period results of our ongoing operations. The non-GAAP financial measures are presented in addition to results presented in accordance with GAAP and should not be relied upon as a substitute for GAAP financial measures. Moreover, our non-GAAP financial measures may not be comparable to similarly titled measures used by other companies.
The information furnished pursuant to Item 2.02 of this Current Report, including Exhibit 99.1 hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.
Item 7.01. Regulation FD Disclosure.
In connection with the conference call to be held by the Company on February 22, 2018 to discuss its financial results for the quarter and year ended December 31, 2017, the Company plans to reference a slide presentation, which will be made available in advance of the call through the Company’s website. A copy of the slide presentation is furnished as Exhibit 99.2 to this Current Report.
The information furnished pursuant to Item 7.01 of this Current Report, including Exhibit 99.2, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.
Item 8.01 Other Events.
On February 22, 2018, the Company made certain historical segment financial information available through its website. Specifically, in order to facilitate comparability of current to prior period revenues, the Company made available supplemental information (the “Supplemental Financial Information”) regarding net revenues from external customers by reportable segment for the quarters ended March 27, 2016, June 26, 2016, September 25, 2016, December, 31, 2016, April 2, 2017 and July 2, 2017, October 1, 2017 and December 31, 2017; and for the years ended December 31, 2015, 2016 and 2017 on a basis that was recast to reflect the Company’s current reportable segments, which were realigned in the fourth quarter of 2017 in connection with the reorganization of certain of the Company's businesses. A copy of the Supplemental Financial Information is furnished as Exhibit 99.3 to this Current Report.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
        99.1    Earnings Press Release, dated February 22, 2018
        99.2    Earnings Conference Call Slide Presentation
        99.3    Schedule of Segment Net Revenues

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2018	TELEFLEX INCORPORATED By: /s/ Thomas E. Powell Name: Thomas E. Powell Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Press Release, dated February 22, 2018
99.2	Earnings Conference Call Slide Presentation
99.3	Schedule of Segment Net Revenues